Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

DECEMBER 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC. c/o WILLIAM J. FOX 1271 AVENUE OF THE AMERICAS 35th FLOOR NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP c/o HARVEY R. MILLER 767 FIFTH AVENUE NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: January 20, 2012	By:	/s/ William J. Fox

William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

LBHI
Quarterly Hedging Transactions Update	11
Schedule of Hedging Transactions as of December 31, 2011	13

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DECEMBER 1, 2011 TO DECEMBER 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Corporation (f/k/a Woodlands Commercial Bank), which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	Beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;

•	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Corporation;

•	Cash held at real estate owned properties or at third party managers;

•

Cash transferred on or prior to September 15, 2008 by the Company in connection with certain requests by, and documents executed by, the Company and Citigroup Inc. and HSBC Bank PLC currently recorded at $2 billion and $80 million, respectively; and

•

Approximately $500 million which was seized by Bank of America (“BOA”) to offset derivative claims against certain Debtors and corresponding guarantee claims against LBHI. On October 19, 2011, the Bankruptcy Court approved a settlement agreement with BOA which provides for, among other things, BOA to release approximately $356 million of these seized funds to LBHI within 10 days of any initial plan distribution to BOA from any Debtor. BOA may set off the remaining amount of seized funds, approximately $145 million, against its claims against LBHI.

6.	Restricted cash balances are based on preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements

December 1, 2011 - December 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

											Total Debtors and Other Controlled Entities
	Debtors					Other Controlled Entities
	LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (12/1/11)	$2,882	$8,928	$4,698	$3,696	$20,203	$4	$1,518	$0	$2,622	$4,145	$24,348
Restricted Cash	1,993	683	77	52	2,805	—	—	—	2	2	2,807

Beginning Total Cash and Investments	4,875	9,611	4,775	3,749	23,009	4	1,518	0	2,624	4,147	27,155

Sources of Cash
Derivatives	0	472	5	37	515	—	—	—	32	32	547
Loans	46	—	118	—	164	—	—	—	—	—	164
Private Equity / Principal Investing	39	—	2	—	41	—	39	0	1	41	82
Real Estate	89	—	219	—	307	—	34	32	31	97	404
Other	66	188	42	1	296	—	—	—	0	0	297
Asia / South America	—	—	—	—	—	—	—	—	19	19	19
Inter-Company Transfers	432	72	21	—	524	9	1	—	1	10	535

Total Sources of Cash	672	732	407	38	1,848	9	74	32	85	199	2,047

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives	—	(32)	—	(13)	(44)	—	—	—	—	—	(44)
Loans	—	—	(109)	—	(109)	—	—	—	—	—	(109)
Private Equity / Principal Investing	(0)	—	—	—	(0)	—	(6)	—	—	(6)	(6)
Real Estate	(11)	—	(47)	—	(58)	—	(0)	—	(2)	(3)	(60)
Other	(53)	(186)	(9)	(2)	(250)	—	—	—	(1)	(1)	(251)

Operating	(70)	(2)	(1)	(0)	(73)	(8)	—	—	(1)	(9)	(82)

Asia / South America	—	—	—	—	—	—	—	—	(7)	(7)	(7)
Inter-Company Transfers	(59)	(203)	(145)	(52)	(458)	—	(9)	—	(68)	(77)	(535)

Total Uses of Cash	(193)	(422)	(310)	(66)	(992)	(8)	(15)	—	(80)	(103)	(1,094)

Net Cash Flow	479	310	97	(29)	857	1	58	32	5	96	953
FX Fluctuation	(2)	(0)	(5)	(1)	(7)	—	—	—	(2)	(2)	(8)

Ending Total Cash and Investments	5,352	9,920	4,867	3,720	23,859	5	1,577	32	2,627	4,241	28,100
Restricted Cash	(2,039)	(729)	(30)	(52)	(2,850)	—	—	—	(4)	(4)	(2,854)

Ending Free Cash and Investments (12/31/11)	$3,313	$9,191	$4,837	$3,668	$21,009	$5	$1,577	$32	$2,623	$4,237	$25,246

All values that are exactly zero are shown as “—”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

December 1, 2011 - December 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

													Total Debtors and Other Controlled Entities
			Debtors					Other Controlled Entities
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (12/1/11)			$2,882	$8,928	$4,698	$3,696	$20,203	$4	$1,518	$0	$2,622	$4,145	$24,348
Restricted Cash			1,993	683	77	52	2,805	—	—	—	2	2	2,807

Beginning Total Cash and Investments			4,875	9,611	4,775	3,749	23,009	4	1,518	0	2,624	4,147	27,155

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(a	)	—	111	5	37	154	—	—	—	32	32	185
Other	(b	)	0	361	—	—	361	—	—	—	—	—	361

Loans
Agency Receipts	(c	)	—	—	43	—	43	—	—	—	—	—	43
Principal			44	—	70	—	114	—	—	—	—	—	114
Interest			2	—	6	—	8	—	—	—	—	—	8

Private Equity / Principal Investing
Principal			39	—	0	—	40	—	23	0	1	25	64
Interest			—	—	2	—	2	—	16	—	—	16	18

Real Estate
Principal	(d	)	87	—	178	—	265	—	34	30	31	95	360
Interest	(d	)	2	—	41	—	43	—	—	2	1	2	45

Other
Collections from Aurora for Advances			51	—	—	—	51	—	—	—	—	—	51
Compensation and Benefits Reimbursements			0	—	—	—	0	—	—	—	—	—	0
Interest	(e	)	3	15	5	1	24	—	—	—	0	0	24
Return of Hedging Collateral	(f	)	2	173	36	—	211	—	—	—	—	—	211
Other			10	1	0	—	11	—	—	—	—	—	11

Asia / South America			—	—	—	—	—	—	—	—	19	19	19
Inter-Company Transfers	(g	)	432	72	21	—	524	9	1	—	1	10	535

Total Sources of Cash			672	732	407	38	1,848	9	74	32	85	199	2,047

All values that are exactly zero are shown as “—”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

December 1, 2011 - December 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

													Total Debtors and Other Controlled Entities
			Debtors					Other Controlled Entities
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Uses of Cash
Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades			—	(5)	—	—	(5)	—	—	—	—	—	(5)
Other	(h	)	—	(27)	—	(13)	(39)	—	—	—	—	—	(39)

Loans
Agency Disbursements	(c	)	—	—	(43)	—	(43)	—	—	—	—	—	(43)
Preservation of Assets			—	—	(3)	—	(3)	—	—	—	—	—	(3)
Other	(i	)	—	—	(63)	—	(63)	—	—	—	—	—	(63)

Private Equity / Principal Investing
Capital Calls			(0)	—	—	—	(0)	—	(6)	—	—	(6)	(6)

Real Estate
Preservation of Assets			(11)	—	(47)	—	(58)	—	(0)	—	(2)	(3)	(60)

Other
Advances to Aurora			(51)	—	—	—	(51)	—	—	—	—	—	(51)
Hedging Collateral	(j	)	(0)	(181)	(8)	(2)	(191)	—	—	—	—	—	(191)
Other			(2)	(5)	(1)	—	(9)	—	—	—	(1)	(1)	(10)
Operating	(k	)
Compensation and Benefits	(l	)	(10)	—	—	—	(10)	(4)	—	—	(1)	(5)	(15)
Professional Fees	(m	)	(49)	(1)	(0)	—	(50)	—	—	—	—	—	(50)
Other	(n	)	(11)	(2)	(0)	(0)	(13)	(4)	—	—	(1)	(4)	(17)

Asia / South America			—	—	—	—	—	—	—	—	(7)	(7)	(7)
Inter-Company Transfers	(g	)	(59)	(203)	(145)	(52)	(458)	—	(9)	—	(68)	(77)	(535)

Total Uses of Cash			(193)	(422)	(310)	(66)	(992)	(8)	(15)	—	(80)	(103)	(1,094)

Net Cash Flow			479	310	97	(29)	857	1	58	32	5	96	953
FX Fluctuation	(o	)	(2)	(0)	(5)	(1)	(7)	—	—	—	(2)	(2)	(8)

Ending Total Cash and Investments			5,352	9,920	4,867	3,720	23,859	5	1,577	32	2,627	4,241	28,100
Restricted Cash			(2,039)	(729)	(30)	(52)	(2,850)	—	—	—	(4)	(4)	(2,854)

Ending Free Cash and Investments (12/31/11)			$3,313	$9,191	$4,837	$3,668	$21,009	$5	$1,577	$32	$2,623	$4,237	$25,246

All values that are exactly zero are shown as “—”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

December 1, 2011 - December 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a)	Other Debtors reflects $25 million for LOTC, $11 million for LBCS and $1 million for LBFP.
(b)	Reflects proceeds from the return of Derivatives collateral that was held by Lehman Brothers Japan Inc., which is controlled by a foreign administrator.
(c)	Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants.
(d)	Primarily reflects $273 million in pay downs on real estate loans and $30 million from the sale of an equity position.
(e)	Reflects interest collected on cash investments.
(f)	Reflects the gross return of cash collateral posted to hedge foreign currency and interest rate risk.
(g)	Includes $382 million in distributions from the following entities to LBHI for cost allocations for January 1, 2011 to June 30, 2011: LBSF $187 million, LCPI $133 million, LBCS $30 million, LBCC $14 million, LB 1 Group $9 million, LOTC $5 million, LBFP $1 million, LBDP $1 million, and Other Controlled Entities $2 million.
(h)	Reflects $33 million in disbursements for the purchase of SPV notes to facilitate the unwinding of derivative contracts ($13 million for LOTC and $20 million for LBSF) and $6 million in disbursements for funds that were sent to LBSF in error in November 2011.
(i)	Primarily reflects $49 million in disbursements to the Spruce and Verano trustees for funds received on assets that were participated to these CDO structures.
(j)	Reflects cash collateral posted to hedge foreign currency and interest rate risk.
(k)	A portion of the Operating costs for LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.
(l)	Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management.
(m)	Professional Fees includes $16 million in holdbacks for the period of June 2010 through May 2011 for Section 327 professionals.
(n)	Primarily reflects expenses related to occupancy, taxes, insurance and infrastructure costs.
(o)	Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS

AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM SEPTEMBER 15, 2008 TO DECEMBER 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Corporation (f/k/a Woodlands Commercial Bank), which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

4.	The professional fee disbursements presented in this report have been paid by LBHI; however, a portion will be charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology. The professional fees exclude services rendered on behalf of non-debtor entities which are invoiced separately.

5.	Ordinary Course Professionals are being paid in compliance with the “Amended Order Authorizing the Debtors to Employ Professionals Utilized in the Ordinary Course of Business” (the “Amended OCP Order”). Should a professional or firm exceed specified thresholds in the Amended OCP Order, then they must file a retention application with the Court and receive payment in compliance with subsequent amended orders establishing procedures for interim monthly compensation and reimbursement of expenses of professionals.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements

December 2011

Unaudited ($ in thousands)

				Sept-2008
		December-2011		Through Dec-2011
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$2,455		$17,524
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	8,002		504,193
Kelly Matthew Wright	Art Consultant and Auctioneer	—		91
Natixis Capital Markets Inc.	Derivatives Consultant	—		14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	599		20,976
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	82		4,090
CB Richard Ellis	Real Estate Broker	436		436
Clyde Click, P.C.	Special Counsel - Real Estate	28		254
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	4,051		42,546
Dechert LLP	Special Counsel - Real Estate	861		5,111
Deloitte LLP	Tax Services	134		597
Discover Ready LLC	eDiscovery Services	98		14,346
Ernst & Young LLP	Audit and Tax Services	4		1,610
Foster, Graham, Milstein & Calisher, LLP	Special Counsel - Mortgage Litigation and Claims	140		421
Fried, Frank, Harris, Shriver & Jacobson LLP	Special Counsel - Real Estate	29		207
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	272		3,075
Hudson Global Resources	Contract Attorneys	104		11,447
Huron Consulting	Tax Services	—		2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	3,341		61,192
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	233		2,222
Kleyr Grasso Associes	Special Counsel - UK	95		997
Kramer Levin Naftalis and Frankel LLP	Special Counsel - Employee Matters	—		150
Krebsbach & Snyder, P.C.	Special Counsel - Litigation	236		236
Latham & Watkins LLP	Special Counsel - Real Estate	40		591
Lazard Freres & Co.	Investment Banking Advisor	661		30,972
Locke Lord Bissell & Liddell LLP	Special Counsel - Mortgage Litigation and Claims	64		1,338
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	20		5,610
MMOR Consulting	Tax Services	152		806
Momo-o, Matsuo & Namba	Special Counsel - Asia	154		557
Moulton Bellingham P. C.	Special Counsel - Mortgage Litigation and Claims	57		313
O’Neil Group	Tax Services	469		2,928
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	437		3,097
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	670		3,199
Pricewaterhouse Coopers LLP	Tax Services	79		2,072
Reed Smith LLP	Special Counsel - Insurance	216		1,095
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	474		8,083
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	28		2,667
SNR Denton LLP	Special Counsel - Real Estate	622		2,203
Sutherland LLP	Special Counsel - Tax	23		704
Weil Gotshal & Manges LLP	Lead Counsel	8,471		375,085
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	214		3,173
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	228		1,555
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	3,916		79,938
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	970		15,084
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	10,340	(a)	133,657
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	2,811		26,135
Richard Sheldon, Q.C.	Special Counsel - UK	1		326
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	677		43,179
Jenner & Block LLP	Examiner	4		58,444
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	269		2,907
Feinberg Rozen LLP	Fee Examiner (Previous)	—		3,158
Brown Greer Plc	Fee and Expense Analyst	65		844

Total Non-Ordinary Course Professionals		53,332	(b)	1,518,172

Debtors - Ordinary Course Professionals		774		44,752

US Trustee Quarterly Fees		—		1,613

Total Professional Fees and UST Fees		$54,106		$1,564,536

(a)	Includes the disbursement of three months worth of professional fee and expense.
(b)	Includes the disbursement of the remaining holdback from the period of June, 2010 through May, 2011 of $15.7 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF DECEMBER 31, 2011

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Bankruptcy Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Accounts” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

On January 14, 2010 the Court entered a separate “Order Granting LBHI’s Motion for Authorization, Pursuant to Sections 105, 363 and 364 of the Bankruptcy Code, to Sell Certain Asset Backed-Securities and Related Relief” [Docket No. 6659], which authorized the Company to enter into hedging transactions to hedge against loss of value from fluctuations in foreign exchange rates (the “Asset Backed-Securities Hedging Order”).

On November 18, 2010 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection with Foreign Exchange Hedging Transactions” [Docket No. 12891] (the “Macro FX Hedging Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order or the Macro FX Hedging Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order and the Macro FX Hedging Order, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and December 31, 2011 (the “Report Date”), the Debtors have executed 12 Hedging Transactions and the current liquidation value of collateral posted approximates $292 million. The Open Derivative Positions correspond to 23 non-terminated derivative contracts with an estimated recovery value of approximately $348 million as of the Report Date. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material. For further description regarding derivative recovery values, please refer to the September 30, 2011 Supplemental Monthly Operating Report filed on December 27, 2011.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on page 13.

Residential Loan Order. Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Asset Backed-Securities Hedging Order. Between the entry of the Asset Backed-Securities Hedging Order and the Report Date, the Debtors have executed 1 Hedging Transaction. The current liquidation value of the collateral posted approximates $7 million. The estimated recovery value of the Asset Backed-Securities portfolio as of the Report Date approximates $63 million. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtor as set forth on the following page.

Macro FX Hedging Order. Between the entry of the Macro FX Hedging Order and the Report Date, the Debtors have proposed and executed 4 Hedging Transactions. The current liquidation value of the collateral posted approximates $50 million. The estimated recovery value of the underlying assets being hedged approximates $760 million as of the Report Date. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Quarterly Hedging Report

As of December 31, 2011

Derivatives Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Special Financing Inc. (“LBSF”)	$283,937,661	$319,779,938
Lehman Brothers Financial Products Inc. (“LBFP”)	8,143,222	28,000,000

Total	$292,080,883	$347,779,938

Asset Backed-Securities Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$6,851,479	$63,285,362

Total	$6,851,479	$63,285,362

Macro FX Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
LBHI	$1,204,029	$11,121,312
Lehman Commercial Paper Inc. (“LCPI”)	48,466,139	749,140,593

Total	$49,670,168	$760,261,905

(a)	Value of collateral represents initial margin posted, net of any gains or losses on hedging transactions. Liquidation value excludes any subsequent variation margin posted or returned for LBHI and LCPI under the Asset Backed-Securities and Macro FX Hedging Orders.